UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2026

VARAGON CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	000-56450	30-1206578
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

299 Park Avenue, 24th Floor
New York, New York	10171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 235-2600

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 6, 2026, Varagon Capital Corporation (the “Company”) entered into the First Amendment to the Senior Secured Revolving Credit Agreement, by and among the Company, as borrower, the subsidiary guarantors party thereto solely with respect to Section 4.9 therein, the lenders and issuing banks party thereto, and Sumitomo Mitsui Banking Corporation, as administrative agent (the “Amendment” and the revolving credit facility thereunder, the “SMBC Facility”). The Amendment amends the terms of the SMBC Facility to, among other things, (i) solely with respect to extending lenders, extend the revolver availability period from August 2028 to the earlier of (a) the Trigger Date (as defined in the Amendment) and (b) November 2030, (ii) solely with respect to extending lenders, extend the scheduled maturity date from August 2029 to the earlier of (a) twelve months from the Trigger Date and (b) November 2031, (iii) solely with respect to non-extending lenders, change the revolver availability period to the earlier of (a) the Trigger Date and (b) the stated commitment termination date of such lender’s commitments, (iv) solely with respect to non-extending lenders, change the scheduled maturity date to the earlier of (a) twelve months from the Trigger Date and (b) the stated maturity date of such lender’s loans, and (v) solely with respect to the loans of extending lenders, increase the applicable margin to (a) with respect to any ABR Loan, 1.25% per annum and (b) with respect to any Term Benchmark Loan or RFR Loan, 2.25% per annum each (each as defined in the Amendment).

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to the copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to the Senior Secured Revolving Credit Agreement, dated as of November 6, 2026, by and among Varagon Capital Corporation, as borrower, solely with respect to Section 4.9, the subsidiary guarantors party thereto, the lenders and issuing banks party thereto, and Sumitomo Mitsui Banking Corporation, as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARAGON CAPITAL CORPORATION

Date: November 12, 2026	By:	/s/ Walter J. Owens
		Name:	Walter J. Owens
		Title:	Chief Executive Officer

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